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                     SECURITIES AND EXCHANGE COMMISSION
                           WASHINGTON, D.C. 20549

                        ---------------------------

                                  FORM 8-K

                               CURRENT REPORT

                   PURSUANT TO SECTION 13 OR 15(d) OF THE
                      SECURITIES EXCHANGE ACT OF 1934

                        ---------------------------

DATE OF REPORT:       MARCH 16, 2005

DATE OF EARLIEST EVENT REPORTED:    MARCH 16, 2005


                              COMMSCOPE, INC.
           (Exact name of registrant as specified in its charter)


      DELAWARE                      1-12929                    36-4135495
  (State or other          (Commission File Number)         (I.R.S. Employer
  jurisdiction of                                        Identification Number)
   incorporation)
                          1100 COMMSCOPE PLACE, SE
                                P.O. BOX 339
                       HICKORY, NORTH CAROLINA 28602

                  (Address of principal executive offices)

REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE:          (828) 324-2200

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 7.01.  Regulation FD Disclosure.
            ------------------------

     On March 16, 2005, CommScope, Inc. (the "Company") issued a press release relating to an investor meeting during which the Company's recent performance, competitive strengths and long-term opportunities will be discussed. A copy of the press release is attached hereto as Exhibit 99.1 and is being furnished, not filed, pursuant to Item 7.01 of this Current Report on Form 8-K.

Item 9.01.  Financial Statements and Exhibits.
            ---------------------------------

            (c)   Exhibit     Description
                  -------     -----------

                  99.1 CommScope, Inc. Press Release relating to an investor meeting concerning the Company's recent performance, competitive strengths and long-term opportunities, dated March 16, 2005.




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                                 SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


     Dated:  March 16, 2005

                                   COMMSCOPE, INC.


                                   By: /s/ Jearld L. Leonhardt
                                       -----------------------------------
                                       Name:  Jearld L. Leonhardt
                                       Title: Executive Vice President and
                                              Chief Financial Officer
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                             Index of Exhibits

Exhibit No.                                Description
-----------                                -----------

 99.1 CommScope, Inc. Press Release relating to an investor meeting concerning the Company's recent performance, competitive strengths and long-term opportunities, dated March 16, 2005.